UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2016

CurAegis Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02	Unregistered Sales of Equity Securities

On November 7, 2016, CurAegis Technologies, Inc. (the “Company”) conducted a subsequent closing pursuant to the Securities Purchase Agreement, dated August 25, 2016 (the “Agreement”) between the Company and the investors listed therein. The Agreement was previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2016. At the subsequent closing, the Company issued convertible promissory notes (“Notes”) in the aggregate principal amount of $1,295,000 and common stock purchase warrants (“Warrants”) to purchase up to such number of shares of the Company’s common stock equal to 10% of the principal amount invested. B. Thomas Golisano, a current shareholder of the Company, invested $1,170,000 as part of the subsequent closing. The Notes have a maturity date five years from the date of issuance and are convertible into the Company’s common stock at a per share conversion price of $0.25 per share. The Warrants are exercisable for up to ten years from the date of issue at a per share exercise price of $0.25 per share. The descriptions of the Agreement, the subsequent closing, and the Notes and Warrants are qualified in their entirety by reference to the Exhibits, which are attached hereto and incorporated herein by reference. The Notes and Warrants were sold in a private placement exempt from registration under Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”), as amended, and Rule 506 thereunder. Each purchaser is an accredited investor. Such securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report does not constitute an offer for the sale of any securities.

Item 9.01	Financial Statements and Exhibits

4.1

Securities Purchase Agreement between CurAegis Technologies, Inc. and the investors listed therein, dated August 25, 2016 (incorporated by reference to Exhibit 4.1 to CurAegis Technologies, Inc.’s Current Report on Form 8-K filed with the SEC on September 1, 2016).

4.2	Form of Convertible Promissory Note (incorporated by reference to Exhibit 4.2 to CurAegis Technologies, Inc.’s Current Report on Form 8-K filed with the SEC on September 1, 2016).

4.3	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.3 to CurAegis Technologies, Inc.’s Current Report on Form 8-K filed with the SEC on September 1, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

November 9, 2016	By:	/s/ Kathleen A. Browne
Kathleen A. Browne
Chief Financial Officer